UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: November 18, 2010

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                       Entry into a Material Definitive Agreement.

On December 2, 2010, NovaBay Pharmaceuticals, Inc. (“NovaBay”) and Galderma S.A. (“Galderma”) entered into a Second amendment to Collaboration and License Agreement (the “Second Amendment”), which amends the Collaboration and License Agreement, dated March 20, 2009 and the First amendment dated December 1, 2009, between NovaBay and Galderma (as amended, the “Agreement”).  The Amendment, among other things:

1.
increases the potential financial value of the collaboration with Galderma to over $62 million upon achievement of certain development and regulatory milestones related to partnered indications and future royalties on net sales of products.  Under the agreement, NovaBay will also receive escalating double-digit royalties on net sales of products.

2.
Galderma elected to continue the Collaboration beyond the initial period of the Agreement and paid NovaBay a continuation fee of $3.25 million, which makes this an exclusive license to the covered indications.  Additionally, Galderma will fund the costs for a specified number of personnel engaged in collaboration activities amounting to $1.3 million in 2010 and $1.6 million in 2011.

3.	defers the reimbursement of NovaBay cost for phase 2a impetigo proof of concept study until after successful phase 2b study in 2011.

The foregoing is only a brief description of the material terms of the amendment, does not purport to be complete and is qualified in its entirety by reference to the amendment which is expected to be filed as an exhibit to NovaBay’s Annual Report on Form 10-K for year ending December 31, 2010, with confidential portions redacted.

The statements in this Form 8-K relating to expected financial and other benefits to be received from the Galderma agreement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties include, among others: the risk that results obtained in animal models may not be obtained in humans; the risk that milestones and net sales may not be achieved under the Galderma agreement; and the risk of unexpected delays in the regulatory process may delay the commencement or completion of clinical trials.  Other risks relating to NovaBay and its Aganocide compounds, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Form 8-K, are detailed in NovaBay’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, under the caption "Risk Factors" in Item 1A of Part II of that report, filed with the Securities and Exchange Commission on November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated: December 3, 2010

3